CMFG Life Insurance Company

August 29, 2023

VIA ELECTRONIC FILING

Securities and Exchange Commission

Division of Investment Management

Office of Insurance Products

100 F Street, NE

Washington, D.C. 20549

Re:	CMFG Variable Life Insurance Account, File No. 811-03915

CMFG Variable Annuity Account, File No. 811-08260

Rule 30b2-1 Filing

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, each Registrant named above, each a unit investment trust registered as an investment company under the Act, has sent or will send to contract owners who have requested them the semi-annual reports for the period ended June 30, 2023 for the management investment companies in which its subaccounts invest, which include the following:

BlackRock Variable Series Fund, Inc.

BlackRock Global Allocation V.I. Fund (Class III)

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets VIP Fund (Class 2)

Mutual Global Discovery VIP Fund (Class 4)

Franklin Income VIP Fund (Class 4)

AIM Variable Insurance Funds(Invesco Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund (Series II)

Invesco V.I. Government Securities Fund (Series II)

Invesco V.I. Growth and Income Fund (Series II)

Invesco V.I. Discovery Mid Cap Growth Fund (Series II)

Invesco Global Strategic Income Fund/VA (Series II)

Invesco Oppenheimer International Growth Fund®/VA (Series II)

Invesco Main Street Small Cap Fund®/VA (Series II)

Invesco Main Street Fund®/VA (Series II)

MFS® Variable Insurance Trust

MFS® Income Portfolio (Initial)

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio (Advisor)

PIMCO Global Bond Opportunities Portfolio (Unhedged) (Advisor)

PIMCO Total Return Portfolio (Advisor)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio

Ultra Series Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Core Bond Fund

High Income Fund

Diversified Income Fund

Large Cap Value Fund

Large Cap Growth Fund

Mid Cap Fund

International Stock Fund

Vanguard® Insurance Fund

Vanguard Variable Insurance Fund Money Market Portfolio

We understand these management investment companies have separately filed their semi-annual reports with the Securities and Exchange Commission under separate cover.

Please contact me at (608) 665-4184 if you have any questions regarding this filing.

Regards,

/s/ Britney Schnathorst

Britney Schnathorst
Associate General Counsel